                                                                       Exhibit K

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 2002, the yield for the Kentucky Tax-Free Income Series was 3.32% and was calculated as follows:

          YIELD=


                         2[ ((a-b / cd) +1)/6/ - 1 ]


          Where:    a =  Interest earned during the period. Interest earned
                         during the 30-day period ended was $1,736,138.84.

                    b =  Expenses accrued for the period:  $269,007.67

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                         71,361,976.88

                    d = The maximum offering price per share on the last day of the period, June 30, 2002: $7.48

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 2002, the yield for the Kentucky Tax-Free Income Series was 4.82% and was calculated as follows:


          YIELD=

                         2[ ((a-b / cd) +1)/6/ - 1 ]

          Where:    a =  Interest earned during the period. Interest earned
                         during the 30-day period ended was $2,391,013.55.

                    b =  Expenses accrued for the period: $268,913.91

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                         71,361,976.88

                    d = The maximum offering price per share on the last day of the period, June 30, 2002: $7.48

The average annual total return for the Kentucky Tax-Free Income Series for the one-year period ended June 30, 2002, was 5.92% and was calculated as follows:


                                P(1 + T)/n/ = ERV


           Where:    P =     a hypothetical initial payment of $1,000

                     T =     average annual total return

                     n =     number of years - 1

                     ERV =   The redeemable value of the initial
                             hypothetical $1,000 payment made at the
                             beginning of the one-year period: $1,059.24



The average annual total return for the Kentucky Tax-Free Income Series for the period July 1, 1997 to June 30, 2002 was 5.16% and for the period July 1, 1992 to June 30, 2002 was 5.98%. The average annual total return for each of these periods was calculated in a manner similar to that described.


The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:


Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($7.41) equals initial number of shares (134.953 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 134.953 plus incremental number of shares of 6.656 equals 141.609 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (141.609 shares x $7.48 = $1,059.24)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one-year period ending June 30, 2002 was as follows:



Payable             Total                                Cumulative
Reinvestment        Quarterly           Reinvestment     Incremental
Date                Dividend            Price            Shares
----                --------            -----            ------

06/30/01                                7.41
09/30/01           .09078463            7.47             1.640
12/31/01           .09115361            7.43             3.316
03/31/02           .08885524            7.41             4.974
06/30/02           .08994490            7.48             6.656

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


June 30, 2002, the tax equivalent yield for the Kentucky Tax-Free Income Series was 4.55% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                               [A / (1 - B) ] + C


               Where:          A =  The part of the series yield that is
                                    tax-exempt: 3.32%

                               B =  Stated tax rate: 27%

                               C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


June 30, 2002, the tax equivalent yield for the Kentucky Tax-Free Income Series was 6.60% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                           [A  / (1 - B) ] + C


                Where:     A =    The part of the series yield that is
                                  tax-exempt: 4.82%

                           B =    Stated tax rate: 27%

                           C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 2002, the yield for the Kentucky Tax-Free Short-to-Medium Series was 1.61% and was calculated as follows:


           YIELD =

                           2[ ((a-b / cd) +1)/6/ - 1 ]


           Where:    a =   Interest earned during the period. Interest
                           earned during the 30-day period ended was $181,235.84

                     b =   Expenses accrued for the period: $73,574.33

                     c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                           15,204,248.98

                     d = The maximum offering price per share on the last day of the period, June 30, 2002: $5.30

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 2002, the yield for the Kentucky Tax-Free Short-to-Medium Series was 3.70% and was calculated as follows:


               YIELD =

                                  2[ ((a-b / cd) +1)/6/ - 1 ]


               Where:     a =     Interest earned during the period. Interest
                                  earned during the 30-day period ended was
                                  $320,005.80

                          b =     Expenses accrued for the period: $73,528.17

                          c =     The average daily number of shares
                                  outstanding during the period that were
                                  entitled to receive dividends: 15,204,248.98

                          d = The maximum offering price per share on the last day of the period, June 30, 2002: $5.30

The average annual total return for the Kentucky Tax-Free Short-to-Medium Series for the one-year period ended June 30, 2002, was 5.50% and was calculated as follows:


                                      P(1 + T)/n/ = ERV


                  Where:      P =     a hypothetical initial payment of $1,000

                              T =     average annual total return

                              n =     number of years - 1


                              ERV =   The redeemable value of the initial
                                      hypothetical $1,000 payment made at the
                                      beginning of the one-year period: $1054.96



The average annual total return for the Kentucky Tax-Free Short-to-Medium Series for the period July 1, 1997 to June 30, 2002, was 4.45% and for the period July 1, 1992 to June 30, 2002 was 4.43% The average annual total return for each of these periods was calculated in a manner similar to that described.


The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:


Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($5.22) equals initial number of shares (191.571 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 191.571 plus incremental number of shares of 7.478 equals 199.049 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (199.049 shares x $5.30 = $1,054.96)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 2002 was as follows:



Payable                 Total                                  Cumulative
Reinvestment            Quarterly        Reinvestment          Incremental
Date                    Dividend         Price                 Shares
----                    --------         -----                 ------
06/30/01                                 5.22
07/31/01                .01810589        5.25                   .6606783
08/31/01                .00404022        5.27                  1.3231360
09/30/01                .00398088        5.25                  1.9659919
10/31/01                .00381700        5.31                  2.5927055
11/30/01                .00362743        5.29                  3.1898855
12/31/01                .00371329        5.24                  3.8206078
01/31/02                .00353947        5.28                  4.4342448
02/29/02                .00328620        5.30                  4.9885096
03/31/02                .00352917        5.24                  5.6279147
04/30/02                .00356724        5.28                  6.2419518
05/31/02                .00362199        5.27                  6.8071622
06/30/02                .00344805        5.30                  7.4778887

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 2002, the tax equivalent yield for the Kentucky Tax-Free Short-to-Medium Series was 2.20% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A / (1 - B) ] + C


                Where:              A =     The part of the series yield that is
                                            tax-exempt: 1.61%

                                    B =     Stated tax rate: 27%

                                    C =     That part of the series yield that
                                            is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 2002, the tax equivalent yield for the Kentucky Tax-Free Short-to-Medium Series was 5.07% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A / (1 - B) ] + C


                Where:              A =     The part of the series yield that is
                                            tax-exempt: 3.70%

                                    B =     Stated tax rate: 27%

                                    C =     That part of the series yield that
                                            is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 2002, the yield for the Tennessee Tax-Free Income Series was 3.92% and was calculated as follows:


                  YIELD =

                                            2[ ((a-b / cd) +1)/6/  - 1 ]


                   Where:           a =     Interest earned during the period.
                                            Interest earned during the 30-day
                                            period ended was $181,236.02

                                    b =     Expenses accrued for the period:
                                            $23,991.09

                                    c =     The average daily number of shares
                                            outstanding  during the period that
                                            were  entitled to receive dividends:
                                            4,480,456.53

                                    d =     The maximum offering price per share
                                            on the last day of the period, June
                                            30, 2002: $10.82.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 2002, the yield for the Tennessee Tax-Free Income Series was 4.69% and was calculated as follows:


                  YIELD =

                                            2[ ((a-b / cd) +1)/6/ - 1 ]


                   Where:           a =     Interest earned during the period.
                                            Interest earned during the 30-day
                                            period ended was $211,694.28

                                    b =     Expenses accrued for the period:
                                            $23,953.73

                                    c =     The average daily number of shares
                                            outstanding during the period that
                                            were entitled to receive dividends:
                                            4,480,456.53

                                    d =     The maximum offering price per share
                                            on the last day of the period, June
                                            30, 2002: $10.82.

The average annual total return for the Tennessee Tax-Free Income Series for the one year period ended June 30, 2002, was 5.85% and was calculated as follows:


                                            P(1 + T)/n/ = ERV



                  Where:   P =      a hypothetical initial payment of $1,000

                                    T =     average annual total return

                                    n =     number of years - 1

                                    ERV =   The redeemable value of the initial
                                            hypothetical $1,000 payment made at
                                            the beginning of the one-year
                                            period: $1,058.49



The average annualized total return for the Tennessee Tax-Free Income Series for the period June 30, 1997 to June 30, 2002 was 5.63% and for the period December 15, 1993 to June 30, 2002, was 6.20%. The average annual total return for each of these periods was calculated in a manner similar to that described.



The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.72) equals initial number of shares (93.284 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 93.284 plus incremental number of shares of 4.5435 equals 97.827 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (97.827 shares x $10.82 = $1,058.49)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one-year period ending June 30, 2002 was as follows:




Payable            Total                                       Cumulative
Reinvestment       Quarterly           Reinvestment            Incremental
Date               Dividend            Price                   Shares
------------       ---------           ------------            -----------
06/30/01                               10.72
09/30/01           .1303741            10.83                   1.122970
12/31/01           .1299579            10.72                   2.267448
03/31/02           .1279144            10.70                   3.409724
06/30/02           .1268426            10.82                   4.543258

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 2002, the tax equivalent yield for the Tennessee Tax-Free Income Series was 5.38% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                [A / (1 - B) ] + C


  Where:        A =     The part of the series yield that is tax-exempt: 3.92%

                B =     Stated tax rate:  27%

                C =     That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 2002, the tax equivalent yield for the Tennessee Tax-Free Income Series was 6.43% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                [A / (1 - B) ] + C


    Where:      A =     The part of the series yield that is tax-exempt: 4.69%

                B =     Stated tax rate:  27%

                C =     That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 2002, the yield for the Tennessee Tax-Free Short-to-Medium Series was 2.27% and was calculated as follows:

          YIELD:

                    2[ ((a-b / cd) +1)/6/  - 1 ]


          Where:    a =  Interest earned during the period. Interest earned
                         during the 30-day period ended was $25,744.93

                    b =  Expenses accrued for the period:  $6,961.54

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                         950,459.94

                    d = The maximum offering price per share on the last day of the period, June 30, 2002: $10.50.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 2002, the yield for the Tennessee Tax-Free Short-to-Medium Series was 3.72% and was calculated as follows:


          YIELD:

                         2[ ((a-b / cd)  +1)/6/  - 1 ]



          Where:    a =  Interest earned during the period. Interest earned
                         during the 30-day period ended was $37,625.91

                    b =  Expenses accrued for the period:  $6888.97

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                         950,459.94

                    d = The maximum offering price per share on the last day of the period, June 30, 2002: $10.50

The average annual total return for the Tennessee Tax-Free Short-to-Medium Series for the one year period ended June 30, 2002, was 5.43% and was calculated as follows:

                    P(1 + T)/n/ = ERV



          Where:    P =  a hypothetical initial payment of $1,000

                    T =  average annual total return

                    n =  number of years - 1

                    ERV = The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the one-year period: $1054.25



The average annualized total return for the Tennessee Tax-Free Short-to-Medium Series for the period June 30, 1997 to June 30, 2002 was 4.34% and for the period November 1, 1994 to June 30, 2002, was 4.72%. The average annual total return for each of these periods was calculated in a manner similar to that described.


The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:


Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.35) equals initial number of shares (96.618 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 96.618 plus incremental number of shares of 3.786 equals 100.405 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (100.405 shares x $10.50 = $1,054.25)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one year period ending June 30, 2002 was as follows:



Payable            Total                                      Cumulative
Reinvestment       Quarterly          Reinvestment            Incremental
Date               Dividend           Price                   Shares
------------       ---------          ------------            -----------

06/30/01                              10.35
07/31/01           .03411669          10.40                    .316952
08/31/01           .03498565          10.46                    .641172
09/30/01           .03406258          10.40                   1.959721
10/31/01           .03486272          10.47                   1.284634
11/30/01           .03338329          10.44                   1.597692
12/31/01           .03510356          10.36                   1.930485
01/31/02           .03332193          10.43                   2.245330
02/28/02           .03041275          10.48                   2.532231
03/31/02           .03334806          10.37                   2.851081
04/30/02           .03243636          10.46                   3.159535
05/31/02           .03397811          10.41                   3.485209
06/30/02           .03159510          10.50                   3.786426

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 2002, the tax equivalent yield for the Tennessee Tax-Free Short-to-Medium Series was 3.11% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                         [A / (1 - B) ] + C




          Where:         A =  The part of the series yield that is tax-exempt:
                              2.27%

                         B =  Stated tax rate:  27%

                         C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 2002, the tax equivalent yield for the Tennessee Tax-Free Short-to-Medium Series was 5.10% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                         [A / (1 - B) ] + C




          Where:         A =  The part of the series yield that is tax-exempt:
                              3.72%

                         B =  Stated tax rate:  27%

                         C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 2002, the yield for the Intermediate Government Bond Series was 2.77% and was calculated as follows:


          YIELD =

                         2[ ((a-b / cd) +1)/6/ - 1 ]



          Where:    a =  Interest earned during the period. Interest earned
                         during the 30-day period ended was $35,761.32

                    b =  Expenses accrued for the period: $5,265.24

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                         1,319,526.33

                    d = The maximum offering price per share on the last day of the period, June 30, 2002: $10.07

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 2002, the yield for the Intermediate Government Bond Series was 5.79% and was calculated as follows:

          YIELD =

                    2[ ((a-b / cd) +1)/6/ - 1 ]



          Where:    a =  Interest earned during the period. Interest earned
                         during the 30-day period ended was $68,834.52

                    b =  Expenses accrued for the period: $5,428.28

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                         1,319,526.33

                    d = The maximum offering price per share on the last day of the period, June 30, 2002: $10.07

The average annual total return for the Intermediate Government Bond Series for the one-year period ended June 30, 2002, was 8.54% and was calculated as follows:

                       P(1 + T)/n/ = ERV



      Where:   P =     a hypothetical initial payment of $1,000

               T =     average annual total return

               n =     number of years - 1

               ERV = The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the one-year period:
                     $1,085.37.



The average annual total return for the Intermediate Government Bond Series for the period July 1, 1997 to June 30, 2002 was 7.00% and for the period July 14, 1992 to June 30, 2002 was 6.84%. The average annual total return for each of these periods were calculated in a manner similar to described.



The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($9.83) equals initial number of shares (10.729 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 101.729 plus incremental number of shares of 6.053 equals 107.783 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending
         Net Asset Value per share equals ending value.(107.783 shares x $10.07 = $1,085.37)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 2002 was as follows:



Payable            Total                              Cumulative
Reinvestment       Quarterly       Reinvestment       Incremental
Date               Dividend        Price              Shares
------------       ---------       ------------       -----------
06/30/01                            9.83
07/31/01           .05240401        9.97               .534707
08/31/01           .05242291       10.01              1.070270
09/30/01           .05037894       10.13              1.581517
10/31/01           .04918463       10.22              2.078710
11/30/01           .04869743       10.08              2.580217
12/31/01           .04995231        9.95              3.653806
01/31/02           .04885078        9.99              3.103886
02/28/02           .04228510       10.02              3.616517
03/31/02           .04772001        9.74              4.061084
04/30/02           .04585233        9.91              4.579392
05/31/02           .04674356        9.94              5.071270
06/30/02           .04502258       10.07              6.053255

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 2002, the tax equivalent yield for the Intermediate Government Bond Series was 3.79% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                               [A / (1 - B) ] + C




          Where:    A =  The part of the series yield that is tax-exempt:  0%

                    B =  Stated tax rate:  27%

                    C = That part of the series yield that is not tax-exempt: 3.79%.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 2002, the tax equivalent yield for the Intermediate Government Bond Series was 7.94% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                               [A / (1 - B) ] + C




          Where:    A =  The part of the series yield that is tax-exempt:  0%

                    B =  Stated tax rate:  27%

                    C = That part of the series yield that is not tax-exempt: 7.94%.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 2002, the yield for the North Carolina Tax-Free Income Series was 4.24% and was calculated as follows:


          YIELD:

                       2[ ((a-b / cd) +1)/6/ - 1 ]



          Where: a =   Interest  earned  during the period.  Interest  earned
                       during the 30-day  period ended was $131,254.56

                 b =   Expenses accrued for the period:  $16,877.18

                 c = The average daily number of shares outstanding during the period that were entitled to receive dividends: 3,061,789.21

                 d = The maximum offering price per share on the last day of the period, June 30, 2002: $10.66.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 2002, the yield for the North Carolina Tax-Free Income Series was 4.57% and was calculated as follows:


          YIELD:

                         2[ ((a-b / cd) +1)/6/ - 1 ]



          Where:    a =  Interest earned during the period. Interest earned
                         during the 30-day period ended was $140,351.76

                    b =  Expenses accrued for the period:  $7.224.64

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                         3,061,789.21

                    d = The maximum offering price per share on the last day of the period, June 30, 2002: $10.66.

The average annual total return for the North Carolina Tax-Free Income Series for the one-year period ended June 30, 2002, was 5.19% and was calculated as follows:

                         P(1 + T)/n/ = ERV



          Where:    P =  a hypothetical initial payment of $1,000

                    T =  average annual total return

                    n =  number of years - 1

                    ERV = The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the one-year period: $1,051.95



The average annual total return for the North Carolina Tax-Free Income Series for the period November 16, 1997 to June 30, 2002 was 5.56% and for the period November 16, 1995 to June 30, 2002 was 6.02%. The average annual total return for this period was calculated in a manner similar to described.


The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:


Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.63) equals initial number of shares (94.073 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 94.073 plus incremental number of shares of 4.423 equals 98.497 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (98.497 shares x $10.68 = $1,051.95)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 2002 was as follows:




Payable           Total                                       Cumulative
Reinvestment      Quarterly           Reinvestment            Incremental
Date              Dividend            Price                   Shares
------------      ---------           ------------            -----------

06/30/01                              10.63
09/30/01          .12506581           10.72                   1.097515
12/31/01          .12358008           10.58                   2.209162
03/31/02          .12197225           10.52                   3.325493
06/30/02          .12039610           10.68                   4.423475

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 2002, the tax equivalent yield for the North Carolina Tax-Free Income Series was 5.81% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                         [A / (1 - B) ] + C




          Where:         A =  The part of the series yield that is tax-exempt:
                              4.24%

                         B =  Stated tax rate:  27%

                         C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 2002, the tax equivalent yield for the North Carolina Tax-Free Income Series was 6.26% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                         [A / (1 - B) ] + C



          Where:         A =  The part of the series yield that is tax-exempt:
                              4.57%

                         B =  Stated tax rate:  27%

                         C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 2002, the yield for the North Carolina Tax-Free Short-to-Medium Series was 2.32% and was calculated as follows:


          YIELD:

                         2[ ((a-b / cd) +1)/6/ - 1 ]



          Where:    a =  Interest earned during the period. Interest earned
                         during the 30-day period ended was $24,155.25

                    b =  Expenses accrued for the period:  $6,781.32

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                         862,127.26

                    d = The maximum offering price per share on the last day of the period, June 30, 2002: $10.47.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 2002, the yield for the North Carolina Tax-Free Short-to-Medium Series was 3.67% and was calculated as follows:


          YIELD:

                         2[ ((a-b / cd) +1)/6/ - 1 ]



          Where:    a =  Interest earned during the period. Interest earned
                         during the 30-day period ended was $33,928.22

                    b =  Expenses accrued for the period:  $6,543.63

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                         862,127.26

                    d = The maximum offering price per share on the last day of the period, June 30, 2002: $10.47.

The average annual total return for the North Carolina Short-to-Medium Series for the one-year period ended June 30, 2002, was 5.99% and was calculated as follows:

                              P(1 + T)/n/   = ERV




          Where:         P =  a hypothetical initial payment of $1,000

                         T =  average annual total return

                         n =  number of years - 1

                         ERV =  The redeemable value of the initial
                                hypothetical $1,000 payment made at the
                                beginning of the one-year period:  $1,059.90



The average annual total return for the North Carolina Short-to-Medium Series for the period November 16, 1997 to June 30, 2002 was 4.63% and for the period November 16, 1995 to June 30, 2002 was 4.65%. The average annual total return for this period was calculated in a manner similar to described.



The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.25) equals initial number of shares (97.561 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 97.561 plus incremental number of shares of 3.671 equals 101.232 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (101.232 shares x $10.47 = $1,059.90)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 2002 was as follows:


  Payable            Total                                           Cumulative
Reinvestment       Quarterly                Reinvestment             Incremental
   Date             Dividend                   Price                   Shares
------------       ----------               ------------             -----------
  06/30/01                                     10.25
  07/31/01         .03377640                   10.29                   .320239
  08/31/01         .03363036                   10.36                   .637978
  09/30/01         .03233033                   10.31                   .945913
  10/31/01         .03260525                   10.40                  1.254744
  11/30/01         .03195476                   10.37                  1.559241
  12/31/01         .03265845                   10.28                  1.841349
  01/31/02         .03192986                   10.37                  2.180302
  02/28/02         .02899321                   10.43                  2.457561
  03/31/02         .03096481                   10.27                  2.759125
  04/30/02         .03102718                   10.36                  3.059574
  05/31/02         .03158314                   10.41                  3.364849
  06/30/02         .03176442                   10.47                  3.671042

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2002, the tax equivalent yield for the North Carolina Tax-Free Short-to-Medium Series was 3.18% (based on a tax rate of 27%) and was calculated as follows:

Tax Equivalent Yield =

                          [A / (1 - B)  ] + C



                Where:    A =     The part of the series yield that is tax-exempt: 2.32%

                          B =     Stated tax rate:  27%

                          C =     That part of the series yield that is not tax-exempt:  0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2002, the tax equivalent yield for the North Carolina Tax-Free Short-to-Medium Series was 5.03% (based on a tax rate of 27%) and was calculated as follows:

Tax Equivalent Yield =

                             [A  /  (1 - B)  ] + C



                Where:       A =     The part of the series yield that is tax-exempt: 3.67%

                             B =     Stated tax rate:  27%

                             C =     That part of the series yield that is not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 2002, the yield for the Alabama Tax-Free Income Series was 4.46% and was calculated as follows:

          YIELD=

                         2[ ((a-b / cd) +1)/6/ - 1 ]




          Where:    a =  Interest earned during the period. Interest earned
                         during the 30-day period ended was $9,538.81

                    b =  Expenses accrued for the period:  $684.74

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                         214,053.14

                    d = The maximum offering price per share on the last day of the period, June 30, 2002: $11.22

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 2002, the yield for the Alabama Tax-Free Income Series was 4.91% and was calculated as follows:


          YIELD=

                         2[ ((a-b / cd)  +1)/6/  - 1 ]

          Where:          a =     Interest earned during the period. Interest
                                  earned during the 30-day period ended was
                                  $10,419.60

                          b =     Expenses accrued for the period: $684.17

                          c =     The average daily number of shares
                                  outstanding during the period that were
                                  entitled to receive dividends: 214,053.14

                          d = The maximum offering price per share on the last day of the period, June 30, 2002: $11.22

The average annual total return for the Alabama Tax-Free Income Series for the six-month period ended June 30, 2002, was 7.32% and was calculated as follows:

                P(1 + T)/n/ = ERV


          Where:    P =  a hypothetical initial payment of $1,000

                    T =  average annual total return

                    n =  number of years - 1

                    ERV = The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the six-month period: $1,073.15



The average annual total return for the Alabama Tax-Free Income Series for the period January 1, 2000 to June 30, 2002, was 10.21%. The average annual total return for this period was calculated in a manner similar to that described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.99) equals initial number of shares (90.992 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 90.992 plus incremental number of shares of 4.654 equals 95.646 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending
         Net Asset Value per share equals ending value.(95.646 shares x $11.22 = $1,073.15)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the six-month period ending June 30, 2002 was as follows:

Payable            Total                               Cumulative
Reinvestment       Quarterly        Reinvestment       Incremental
Date               Dividend         Price              Shares
------------       ---------        ------------       -----------
06/30/01                            10.99
09/30/01           .137632          11.16              1.173342
12/31/01           .143731          11.04              2.357160
03/31/02           .141802          11.00              3.497120
06/30/02           .141746          11.22              4.654418

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


June 30, 2002, the tax equivalent yield for the Alabama Tax-Free Income Series was 6.12% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                  [A/(1-B)]+C


          Where:   A =  The part of the series yield that is tax-exempt: 4.46%

                   B =  Stated tax rate: 27%

                   C =  That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

June 30, 2002, the tax equivalent yield for the Alabama Tax-Free Income Series was 6.73% (based on a tax rate of 27%) and was calculated as follows:

Tax Equivalent Yield =

                               [A / (1 - B) ] + C



          Where:   A =  The part of the series yield that is tax-exempt: 4.91%

                   B =  Stated tax rate: 27%

                   C =  That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.


At June 30, 2002, the yield for the Mississippi Tax-Free Income Series was 4.05% and was calculated as follows:

YIELD =

                     2[ ((a-b / cd) +1)/6/ - 1 ]



Where:         a =   Interest earned during the period. Interest earned during
                     the 30-day period ended was $6,560.14.

               b =   Expenses accrued for the period: $590.90

               c = The average daily number of shares outstanding during the period that were entitled to receive dividends: 162,323.18

               d = The maximum offering price per share on the last day of the period, June 30, 2002: $11.00

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.


At June 30, 2002, the yield for the Mississippi Tax-Free Income Series was 4.73% and was calculated as follows:


          YIELD =

                         2[((a-b / cd) + 1)/6/ - 1]




          Where:    a =  Interest earned during the period. Interest earned
                         during the 30-day period ended was $7,559.99.

                    b =  Expenses accrued for the period: $590.04

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends: 162,323.18

                    d = The maximum offering price per share on the last day of the period, June 30, 2002: $11.00

The average annual total return for the Mississippi Tax-Free Income Series for the one-year period ended June 30, 2002, was 6.71% and was calculated as follows:

                                  P(1 + T)/n/  = ERV


             Where:       P =     a hypothetical initial payment of $1,000

                          T =     average annual total return

                          n =     number of years - 1


                          ERV =   The redeemable value of the initial
                                  hypothetical $1,000 payment made at the
                                  beginning of the six-month period: $1,067.08

The average annual total return for the Mississippi Tax-Free Income Series for the period January 1, 2000 to June 30, 2002, was 9.31%. The average annual total return for this period was calculated in a manner similar to that described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the six-month period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.83) equals initial number of shares (92.336 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 96.618 plus incremental number of shares of 4.671 equals 97.007 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending
         Net Asset Value per share equals ending value. (97.007 shares x $11.00 = $1,067.08)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the six-month period ending June 30, 2002 was as follows:

Payable                Total                                 Cumulative
Reinvestment           Quarterly        Reinvestment         Incremental
Date                   Dividend         Price                Shares
----                   --------         -----                ------

06/30/01                                10.83
09/30/01               .136718          10.96                1.188795
12/31/01               .139346          10.85                2.364119
03/31/02               .138464          10.88                3.534424
06/30/02               .139460          11.00                4.670879

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 2002, the tax equivalent yield for the Mississippi Tax-Free Income Series was 5.54% (based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                                  [A / (1 - B)  ] + C


                      Where:      A =  The part of the series yield that is
                                       tax-exempt: 4.05%

                                  B =  Stated tax rate: 27%


                                  C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.


At June 30, 2002, the tax equivalent yield for the Mississippi Tax-Free Income Series was 6.48% based on a tax rate of 27%) and was calculated as follows:


Tax Equivalent Yield =

                                 [A / (1 - B)  ] + C


                      Where:     A =  The part of the series yield that is
                                      tax-exempt: 4.73%

                                 B =  Stated tax rate: 27%


                                 C = That part of the series yield that is not tax-exempt: 0.

                                        1